RECORDING REQUESTED BY AND                         )
WHEN RECORDED MAIL TO:                             )
                                                   )
Anderson, McCoy & Orta, P.C.                       )
100 N. Broadway, Suite 2650                        )
Oklahoma City, Oklahoma 73102                      )
Loan No. 563970386                                 )


                              SPACE ABOVE THIS LINE
                               FOR RECORDER'S USE

--------------------------------------------------------------------------------

                ASSIGMENT, ASSUMPTION AND CONSENT TO ASSUMPTION

         This Assignment, Assumption and Consent to Assumption Agreement ("Assumption Agreement") is dated as of the 9th day of October, 2001 ("Closing Date"), between and among STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE FOR THE REGISTERED HOLDERS OF CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1 (the "Noteholder"), whose Special Servicer is ORIX Capital Markets, LLC ("OCM"), having an address of 1717 Main Street, 14th Floor, Dallas, Texas, 75201, PORT RICHMOND L.L.C. 1, a Delaware limited liability company (the "Assumptor"), having its principal place of business at c/o Cedar Income Fund Partnership, Ltd., 44 South Bayles Ave., #304, Port Washington, New York 11050, CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership (the "Substitute Indemnitor"), PORT RICHMOND ASSOCIATES LLC, a New York limited liability company ("Borrower"), having its principal place of business at c/o Bryant Asset Management, 2900 Westchester Avenue, Purchase, New York 10577, and ANDREW B. HASCOE, an individual (the "Original Indemnitor").

                                   RECITALS:

        A. On or about April 2, 1998, THE CHASE MANHATTAN BANK, a New York banking corporation ("Original Lender") made a certain loan and extended credit in the amount of TWELVE MILLION AND NO/100 DOLLARS ($12,000,000.00) (the "Loan") to Borrower, evidenced by a certain promissory note (herein defined as the "Note"), security agreements, deeds of trust, mortgages, and other documents and instruments executed by Borrower and others from time to time (collectively, the "Loan Documents"), including, but not limited to, those listed on Exhibit "A" attached hereto and incorporated herein for all purposes.

         B. Noteholder is the current owner and holder of the Loan, the Note and the Loan Documents.

         C. Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor have agreed to (i) the assumption by Assumptor of the liabilities of Borrower under the Note and the Loan Documents, and (ii) the assumption by Substitute Indemnitor of liabilities of Original Indemnitor under the Environmental Agreement.

ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                          PAGE 1

        D. Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor have requested that Noteholder approve and consent to (i) the assumption by Assumptor of the liabilities of Borrower under the Note and the Loan Documents, and (ii) the assumption by Substitute Indemnitor of the liabilities of Original Indemnitor under the Environmental Agreement.

        E. Upon the conditions set forth herein, Noteholder is willing to approve and consent to (i) the assumption by Assumptor of the liabilities of Borrower under the Note and the Loan Documents, and (ii) the assumption by Substitute Indemnitor of liabilities of Original Indemnitor under the Environmental Agreement.

                                       AGREEMENT

        In furtherance of the foregoing, Borrower, Original Indemnitor, Assumptor, Substitute Indemnitor and Noteholder do hereby agree as follows:

        1. Assignment and Assumption. Borrower hereby assigns to Assumptor all of Borrower's rights, title, interest and liabilities in and under the Note and the Loan Documents. Assumptor hereby accepts such assignment of such rights, title, interest and liabilities of Borrower in and under the Note and the Loan Documents. Assumptor hereby assumes and agrees, for the benefit of Noteholder and its successors and assigns, to be bound by, observe and perform, all past (to the extent unsatisfied), present and future liabilities, terms, provisions, covenants and obligations of Borrower under the Note and the Loan Documents. Assumptor agrees that it will be bound by all of such terms and provisions, promptly pay all such liabilities and promptly observe and perform all such covenants and obligations, with the same force and effect as if Assumptor had originally executed and delivered the Note and Loan Documents instead of Borrower. Reference in any Loan Document, including the Note, to Borrower, therefore, shall also be deemed a reference to Assumptor.

        2. Assumption by Substitute Indemnitor. As a condition to Noteholder entering into this Assumption Agreement, Noteholder has required that Substitute Indemnitor assume the obligations of Original Indemnitor under the Environmental Agreement described in Exhibit "A", and Noteholder would not be entering into this Assumption Agreement without such assumption of liability by the Substitute Indemnitor. Substitute Indemnitor, jointly and severally (if more than one), hereby assumes and agrees, for the benefit of Noteholder and its successors and assigns, to be bound by, observe and perform, all past (to the extent unsatisfied), present and future liabilities, terms, provisions, covenants and obligations of Original Indemnitor under the Environmental Agreement. Substitute Indemnitor, jointly and severally (if more than one), agrees that it will be bound by all of such terms and provisions, promptly pay all such liabilities and promptly observe and perform all such covenants and obligations, with the same force and effect as if Substitute Indemnitor had originally executed and delivered the Environmental Agreement instead of Original Indemnitor. Reference in any Loan Document to Original Indemnitor, therefore, shall also be deemed a reference to Substitute Indemnitor.

        3. Confirmation of Loan Balance. The parties hereby acknowledge and agree that the principal balance of the Note as of September 13, 2001, is $11,610,431.17. This amount has been determined after taking into account the payment received by Noteholder due for September 10, 2001.

ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                          PAGE 2

         4. Confirmation of Reserve Balances. The parties hereby acknowledge and agree that, as of October 2, 2001, in accordance with the Note and the Loan Documents, the following balances for impound, reserve and/or escrow accounts are maintained with Noteholder:

                  Tax Escrow Fund                                   $215,383.31
                  Insurance Escrow Fund                                   -0-
                  Replacement Reserve                                 127,132.86

Such impound, reserve and/or escrow accounts are hereby assigned by Borrower to Assumptor. Assumptor, as of the Closing Date, shall deposit such funds into the Insurance Escrow Fund as required by Notcholder for Assumptor to comply with the provisions of Section 3.5 of the Security Instrument. As of the Closing Date and until further notice to Assumptor by Noteholder, the "Monthly Deposit" (as defined in the Replacement Reserve Agreement) shall be in the amount of $3,391.53.

         5. Consent to Assignment and Assumption. Subject to the conditions contained herein, Notcholder hereby consents to the transfer of the Property (defined herein) to Assumptor.

         6. Release of Borrower and Original Indemnitor. Subject to the terms of this Assumption Agreement and as set forth below, Noteholder hereby releases Borrower from further personal liability under the Note and the other Loan Documents for any acts or events occurring, or obligations arising, after the Closing Date, and Noteholder hereby releases Original Indemnitor from further personal liability under the Environmental Agreement described in Exhibit "A" based upon any acts or events occurring, or obligations arising, after the Closing Dale; provided, however, the provisions of this paragraph shall not (i) constitute a waiver, release or impairment of any obligation under the Note or the Loan Documents of Borrower or Original Indemnitor for any acts or events occurring, or obligations arising, prior to or simultaneously with, the Closing Date; (ii) impair the right of Noteholder to name Borrower, for purposes of extinguishing Borrower's interest in the Property (which term shall have the same definition herein as assigned to such term in the Security Instrument) as a party defendant in any action or suit for judicial foreclosure and sale under the Security Instrument; (iii) impair the right of Noteholder to obtain the appointment of a receiver; (iv) impair the enforcement of the Assignment of Leases executed in connection with the Security Instrument; and (v) impair the right of Noteholder to bring suit against Borrower and/or Original Indemnitor for any acts or events occurring, or obligations arising, prior to or simultaneously with the closing of the sale of the Property from Borrower to Assumptor. Nothing contained in this section shall (1) be deemed to be a release or impairment of the indebtedness evidenced by the Note or the lien of the Loan Documents upon the Property, or (2) preclude Noteholder from foreclosing the Loan Documents in case of any default or from enforcing any of the other rights of Noteholder except as stated in this paragraph.

         7. Conditions. It shall be a condition to the effectiveness of this Assumption Agreement that on or before the Closing Date, (i) the Borrower shall have paid the Noteholder all payments under the Loan Documents which shall have become due and payable as of the Closing Date, (ii) the Assumptor shall have deposited such sums with the Notcholder to comply with the impound and reserve funds provisions of the Loan Documents, including, but not limited to, Section
3.5 of the Security Instrument and the Replacement Reserve and Security Agreement, (iii) fee simple title to the Property shall have been conveyed by Borrower to Assumptor, with the conveyance

ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                         PAGE 3
instrument recorded with the land records recording officer of Philadelphia County, Pennsylvania, (iv) all taxes due and payable for the Property must be paid current as of the Closing Date, (v) the Assumptor shall cause to be delivered to the Noteholder an opinion of counsel, satisfactory to the Noteholder as to form, substance and rendering attorney, opining to the validity and enforceability of this Assumption Agreement and the terms and provisions hereof, and any other agreement executed in connection with the transactions contemplated hereby, the authority of the Assumptor and Substitute Indemnitor and any constituents of the Assumptor and Substitute Indemnitor, to execute and deliver this Assumption Agreement and perform their obligations under the Note and other Loan Documents, and such other matters as reasonably requested by the Noteholder, (vi) Assumptor and Borrower shall cause to be delivered to Noteholder, at Borrower's and Assumptor's expense, a lender's title policy, or an endorsement to an existing lender's policy, insuring the Security Instrument as modified by this Assumption Agreement as a valid first lien on the Property, naming the Noteholder as the insured thereunder, and naming the Assumptor as owner of the Property, which policy shall insure that, as of the date of the recording of this Assumption Agreement, the Property shall not be subject to any additional exceptions or liens other than those conditions in the original title policy insuring the lien of the Security Instrument and delivered in connection with the Security Instrument, (vii) Assumptor shall obtain, and provide Noteholder with proof thereof satisfactory to Noteholder, insurance for the Property which satisfies the requirements of the Security Instrument and Assumptor shall have paid one year's premium in advance on such insurance,
(viii) Assumptor shall deliver to Noteholder such other documents as Noteholder shall reasonably request such as new financing statements or amendments to existing financing statements. Noteholder, at any time, may in its sole discretion and in writing, waive the requirements of this section and upon such waiver, this Assumption Agreement shall be effective, as Noteholder's election, as of the Closing Date or as of the date of such writing.

         8. Substitution of Persons under Loan Documents. All references to "Bank", "Lender", "Payee", "Secured Party", "Mortgagee", "Assignee" or "Beneficiary" set forth in the Note or any of the Loan Documents shall be, as of May 1, 1998, deemed to be references to Noteholder.

         9. Ratifications. Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor, hereby agree as follows:

               (a) The terms and provisions set forth in this Assumption Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Note and the Loan Documents and except as expressly modified and superseded by this Assumption Agreement, the terms and provisions of the Note and the Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor agree that the Note and the Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms; and

               (b) Borrower and Assumptor hereby ratify, confirm, and to the extent it will not release, terminate, interfere with or otherwise do away with any and all existing liens, security interests or encumbrances securing the Note, grant and regrant to Noteholder any and all liens, security interests and encumbrances created thereby (to the extent collateral covered by the Loan Documents has not previously been released in writing by the beneficiary of the liens, security interests and encumbrances), and agree that: (i) same shall

ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                         PAGE 4
be for the benefit of and to secure the Note, as amended hereby, and all other indebtedness described in the Loan Documents, (ii) the assumption by Assumptor of the Note and the Loan Documents shall in no manner affect or impair the liens, security interests or encumbrances securing the Note, (iii) said liens, security interests or encumbrances shall not in any manner be waived, the purpose of this Assumption Agreement being to permit Assumptor to assume the obligations of Borrower under the Note and the Loan Documents, and (iv) the liens, security interests and encumbrances created by the Loan Documents are acknowledged by Borrower and Assumptor to be valid and subsisting as security for and for the benefit of the Note and all other indebtedness described in the Loan Documents.

10. Representations, Covenants and Warranties.

                  (a) Each of Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor (each as to itself only) hereby represents and warrants to Noteholder that the execution, delivery and performance of this Assumption Agreement and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite company, partnership or corporate action and do not and will not violate its charter, its partnership agreement, its articles of organization and operating agreement, or its bylaws and articles of incorporation, its trust agreement, as the case may be.

                  (b) Borrower and Original Indemnitor (each as to itself only) represent and warrant to Noteholder, Assumptor and Substitute Indemnitor that neither of them is in default under the Loan Documents as of the date of execution of this Assumption Agreement.

                  (c) Noteholder represents and warrants, that after giving effect to the terms of this Assumption Agreement, there exists no event of default based upon failure to make payments on the Note as and when due.

                  (d) Without limiting the provisions of this Assumption Agreement and the Loan Documents, Assumptor hereby represents, warrants and covenants unto Noteholder as of the date hereof that Assumptor complies and will comply with Section 4.3 of the Security Instrument.

                  (e) Substitute Indemnitor hereby represents and warrants to Noteholder that there has been no adverse change in the financial position of the Substitute Indemnitor from the financial position of the Substitute Indemnitor as set forth in the financial information provided by Substitute Indemnitor to OCM in connection with this transaction.

                  (f) Assumptor and Substitute Indemnitor hereby represent and warrant to Noteholder that all funds provided by Assumptor's constituents to Assumptor are in the form of capital contributions and are not loans to Assumptor. Assumptor and Substitute Indemnitor hereby represent and warrant to Noteholder that neither the Property nor the membership interests in Assumptor have been pledged or encumbered in connection with the acquisition of the Property by Assumptor.

                  (g) Substitute Indemnitor hereby covenants unto Noteholder that at all times


ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                          PAGE 5

         Substitute Indemnitor shall maintain a net worth of at least $10,000,000.00 and "Liquid Assets" of at least $500,000.00. For purposes herein, the term "Liquid Assets" shall mean (i) cash, and
         (ii) marketable securities which may be sold for cash at or near their value within fifteen (15) days of initiating efforts to sell such marketable securities. On or before March 31 of each calendar year, the chief financial officer of Substitute Indemnitor shall certify in writing to Noteholder that Substitute Indemnitor is in compliance with this subsection as of the immediately preceding December 31.

                  (h) For purposes of the Security Instrument, Port Richmond L.L.C. 2 shall be the managing member of Port Richmond L.L.C. 1, and Cedar Center Holdings L.L.C. 3 shall be the managing member of Port Richmond L.L.C. 2.

        11. Event of Default. A breach of any term of this Assumption Agreement by either Substitute Indemnitor or Assumptor shall be an Event of Default under
Section 10.1 of the Security Instrument and Noteholder shall have such remedies as are available under the law and/or the Security Instrument.

        12. Insurance. At all times, Assumptor shall comply with all terms of the Loan Documents, including the insurance requirements of the Security Instrument. Although Noteholder may accept certain evidence of insurance for purposes of closing the loan assumption, Noteholder or its servicer may at any time place additional insurance requirements on Assumptor to ensure or monitor Assumptor's compliance with the insurance provisions of the Security Instrument.

        13. Releases, Covenants Not to Litigate, and Assignments. For the period of the inception of the Loan to and through the Closing Date, and in consideration for Noteholder's consent to the assumption of the Note and Loan Documents described herein, Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor hereby agree as follows (Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor are herein sometimes collectively referred to as "Releasing Parties"):

                  (a) Each of the Releasing Parties hereby: (i) fully and finally acquits, quitclaims, releases and discharges each of the Released Parties (the term "Released Parties" shall be defined as Noteholder, Original Lender, OCM, The Chase Manhattan Bank, and their respective officers, directors, shareholders, representatives, employees, servicers, affiliates, agents and attorneys) of and from any and all obligations, claims, liabilities, damages, demands, debts, liens, deficiencies or cause or causes of action (including claims and causes of action for usury) to, of or for the benefit (whether directly or indirectly) of the Releasing Parties, or any or all of them, at law or in equity, known or unknown, contingent or otherwise, whether asserted or unasserted, whether now known or hereafter discovered, whether statutory, in contract or in tort, as well as any other kind or character of action now held, owned or possessed (whether directly or indirectly) by the Releasing Parties or any or all of them on account of, arising out of, related to or concerning, whether directly or indirectly, proximately or remotely the Note or any of the Loan Documents, or this Assumption Agreement; (ii) waives any and all defenses to payment of the Note for any reason; and (iii) waives any and all defenses, counterclaims or offsets to the Loan Documents (collectively, the "Released Claims");

                  (b) In addition to the releases contained hereinabove, and not in limitation



ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                          PAGE 6
         thereof, each of the Releasing Parties hereby agrees that none of them shall ever prosecute, or voluntarily aid in the prosecution of, any of the Released Claims, whether by claim, counter-claim or otherwise; and

               (c) If, and to the extent that, any of the Released Claims are, for any reason whatsoever, not released and discharged pursuant to the provisions of paragraph (a) above, each of the Releasing Parties hereby absolutely and unconditionally grants, sells, bargains, transfers, assigns and conveys unto Noteholder each and every of the Released Claims and any proceeds, settlements and distributions relating thereto.

        14. Survival of Representations and Warranties. All representations and warranties made in this Assumption Agreement or any other document executed in connection herewith, shall survive the execution and delivery of this Assumption Agreement and any other documents executed in connection herewith, and no investigation by Noteholder for any closing shall affect the representations and warranties or the right of Noteholder to rely upon them.

        15. Expenses of Noteholder. Assumptor hereby agrees to pay Noteholder on demand all costs and expenses incurred by Noteholder in connection with the preparation, negotiation and execution of this Assumption Agreement and the other Loan Documents and/or other documents executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of Noteholder's legal counsel. Without limiting the foregoing, contemporaneously with the execution and delivery hereof, the Borrower and Assumptor shall pay, or cause to be paid (i) an assumption fee to the Noteholder in the amount of 1% of the principal balance of the Loan, (ii) a REMIC opinion fee, (iii) a flood certificate fee, and (iv) credit report and delivery charges.

         16. Notices. All notices or other communications required or permitted to be given shall be given and effective in accordance with the Note and Loan Documents. For purposes of notices, the addresses of the parties shall be as follows:

        NOTEHOLDER:                 STATE STREET BANK AND TRUST COMPANY, AS
        ----------                  TRUSTEE FOR THE REGISTERED HOLDERS OF
                                    CHASE COMMERCIAL MORTGAGE SECURITIES
                                    CORP., COMMERCIAL MORTGAGE PASS-THROUGH
                                    CERTIFICATES SERIES 1998-1
                                    c/o ORIX Capital Markets, LLC
                                    1717 Main Street, 14th Floor
                                    Dallas, Texas 75201
                                    Attn: Angela Norris Johnson
                                    Telecopy: 214-237-2037

                                    with a copy to:

                                    J. Russell Akin, Esq.
                                    c/o ORIX Capital Markets, LLC
                                    Legal Division
                                    1717 Main Street, 14th Floor

ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                          PAGE 7

                                    Dallas, Texas 75201
                                    Telecopy: 214-237-2045

ASSUMPTOR AND SUBSTITUTE INDEMNITOR:
-----------------------------------

                                    Port Richmond L.L.C. 1
                                    c/o Cedar Income Fund Partnership, Ltd.
                                    44 South Bayles Ave., #304
                                    Port Washington, New York 11050
                                    Attn: Leo S. Ullman
                                    Telephone: 516-767-6492
                                    Telecopy: 516-767-6497

BORROWER AND ORIGINAL INDEMNITOR(S):
-----------------------------------

                                    Port Richmond Associates, LLC
                                    c/o Bryant Asset Management
                                    2900 Westchester Avenue
                                    Purchase, NY 10577
                                    Attn: Denis Brauchle
                                    Telephone: 914-701-4300
                                    Telecopy: 914-251-1787

        17. Severability. Any provision of this Assumption Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Assumption Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        18. APPLICABLE LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE REAL PROPERTY SECURING THE NOTE IS LOCATED, AND THE APPLICABLE LAWS OF THE UNITED STATES.

         19. Successors and Assigns. This Assumption Agreement is binding upon and shall inure to the benefit of Noteholder, Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor and their respective successors and assigns, except that the Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor may not assign or transfer any of their respective rights or obligations hereunder without the prior written consent of Noteholder.

         20. Counterparts. This Assumption Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         21. Headings. The headings, captions and arrangements used in this Assumption Agreement are for convenience only and do not affect the interpretations of this Assumption Agreement.

ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                          PAGE 8

        22. Effect of Waiver. No failure on the part of Noteholder to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Assumption Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Assumption Agreement preclude any other right, power or privilege. The rights and remedies provided for in this Assumption Agreement, the Note and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

        23. Further Assurances. Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor agree that Noteholder may file an original or photocopy of this Assumption Agreement as a mortgage or deed of trust or as amendment to a mortgage or deed of trust wherever deemed appropriate by Noteholder. Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor agree to execute and deliver to Noteholder such security agreements, financing statements, deeds of trust, mortgages, assignments (and supplemental deeds of trust, mortgages, assignments, security agreements and financing statements) and other documents and instruments and to do such other things as Noteholder may reasonably request or deem necessary in order to perfect and maintain the security interests, liens and encumbrances created and confirmed hereunder, or to further implement the provisions of this Assumption Agreement.

        24. Transferability. Notwithstanding anything contained in the Loan Documents to the contrary, Noteholder shall have the right to assign or transfer all or part of its rights, duties and obligations under the Loan Documents to a transferee who may or may not be a holder of the Note and such transferee shall be entitled to all of the rights and benefits of Noteholder under the Loan Documents.

        25. Furnishing Information. Borrower, Original Indemnitor, Assumptor and Substitute Indemnitor agree that Noteholder may furnish any financial or other information concerning any such persons heretofore or hereafter provided by any such persons to Noteholder, to any prospective or actual purchaser of any participation or other interest in the Loans or to any prospective or actual purchaser of any securities issued or to be issued by Noteholder, or to any rating agencies.

        26. ENTIRE AGREEMENT. THIS ASSUMPTION AGREEMENT AND THE LOAN DOCUMENTS AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS ASSUMPTION AGREEMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS ASSUMPTION AGREEMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. ASSUMPTOR AND SUBSTITUTE INDEMNITOR(S) HAVE EXAMINED THE SECURITY INSTRUMENT AND THE ENVIRONMENTAL AGREEMENT AND ACKNOWLEDGE THAT SUCH DOCUMENTS HAVE PROVISIONS IN THEM WHICH INCLUDE INDEMNIFICATION OF NOTEHOLDER, INCLUDING INDEMNIFICATION FOR NOTEHOLDER'S OWN NEGLIGENCE. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                          PAGE 9

       THE ENVIRONMENTAL AGREEMENT AND THIS ASSUMPTION AGREEMENT EMBODY THE ENTIRE AGREEMENT OF SUBSTITUTE INDEMNITOR AND NOTEHOLDER WITH RESPECT TO SUBSTITUTE INDEMNITOR'S OBLIGATIONS UNDER THE LOAN DOCUMENTS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER OF THE ENVIRONMENTAL AGREEMENT AND THE ASSUMPTION AGREEMENT. THE ENVIRONMENTAL AGREEMENT AND THIS ASSUMPTION AGREEMENT ARE INTENDED BY SUBSTITUTE INDEMNITOR AND NOTEHOLDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE ENVIRONMENTAL AGREEMENT AND THE ASSUMPTION AGREEMENT, AND NO COURSE OF DEALING BETWEEN ORIGINAL INDEMNITOR, SUBSTITUTE INDEMNITOR AND/OR NOTEHOLDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THE ENVIRONMENTAL AGREEMENT AND THIS ASSUMPTION AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN SUBSTITUTE INDEMNITOR AND NOTEHOLDER.

                            [SIGNATURE PAGES TO FOLLOW]

ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                         PAGE 10

          EXECUTED as of the date first written above.

                                    NOTEHOLDER:
                                    ----------

                                    STATE STREET BANK AND TRUST COMPANY, AS
                                    TRUSTEE FOR THE REGISTERED HOLDERS OF CHASE
                                    COMMERCIAL MORTGAGE SECURITIES CORP.,
                                    COMMERCIAL MORTGAGE PASS-THROUGH
                                    CERTIFICATES SERIES 1998-1

                                     By:    ORIX Capital Markets, LLC
                                            (f/k/a ORIX Real Estate Capital
                                            Markets, LLC), its Special Servicer



                                            By /s/ Jennifer Bouldin Wilkicki
                                               -----------------------------
                                               Name: Jennifer Bouldin Wilkicki
                                               Title: Portfolio Manager


ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                         PAGE 11

                ASSUMPTOR:
                ---------

                PORT RICHMOND L.L.C. 1, a Delaware limited liability company

                By: Port Richmond L.L.C. 2, a Delaware limited
                    liability company, its sole member

                    By: Cedar Center Holdings L.L.C. 3, a
                        Delaware limited liability company,
                        its sole member

                        By: Cedar Income Fund Partnership, LP,
                            a Delaware limited partnership,
                            its managing member

                             By: Cedar Income Fund, Ltd., a
                                 Maryland corporation, its general partner

                             By:    /s/ Brenda J. Walker
                                --------------------------------------
                                Name: Brenda J. Walker
                                Title: Vice President


                 SUBSTITUTE INDEMNITOR:
                 ---------------------

                 CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership

                 By: Cedar Income Fund, Ltd., a Maryland corporation, its
                     general partner


                     By: /s/ Brenda J. Walker
                         -------------------------------------
                         Name: Brenda J. Walker
                         Title: Vice President

ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                        PAGE 12

                           BORROWER:
                           --------

                           PORT RICHMOND ASSOCIATES LLC, a New York limited liability company

                           By: Port Richmond Land, Inc.,
                               a New York corporation,
                               its managing member


                               By: /s/ Andrew B. Hascoe
                                   ----------------------------------
                                   Name:  Andrew B. Hascoe
                                   Title: President and CEO

                           ORIGINAL INDEMNITOR:
                           -------------------

                           /s/ Andrew B. Hascoe
                           -----------------------------------
                           ANDREW B. HASCOE, individually

ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                         PAGE 13

                         ACKNOWLEDGMENT FOR NOTEHOLDER


STATE OF TEXAS     )
                   )
COUNTY OF DALLAS   )

         This instrument was ACKNOWLEDGED before me, on the 27th day of August, 2001, by Jennifer Wilkicki, as Portfolio Mgr., for ORIX CAPITAL MARKETS, LLC, as Special Servicer for and on behalf of STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE FOR THE REGISTERED HOLDERS OF CHASE COMMERCIAL MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1.

[SEAL]
                                                 /s/ Gina Johnson
                                          ----------------------------------
                                           Notary Public, State of Texas

My Commission Expires:


    July 2, 2005                                   Gina Johnson
--------------------------                -------------------------------
                                           Printed Name of Notary Public

[seal]   GINA JOHNSON
         Notary Public, State of Texas
         My Commission Expires
         07/02/2005


ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                         PAGE 14

                         ACKNOWLEDGMENT FOR ASSUMPTOR

STATE OF NY       )
                  )
COUNTY OF NASSAU  )

         On this 20th day of September, 2001, personally came Brenda J. Walker acknowledged to me that he executed the within and foregoing instrument in his capacity as V.P. of Cedar Income Fund, Ltd., a Maryland corporation, sole general partner of Cedar Income Fund Partnership, L.P., a Delaware limited partnership, managing member Cedar Center Holdings L.L.C. 3, a Delaware limited liability company, sole member of Port Richmond L.L.C. 2, a Delaware limited liability company, sole member of PORT RICHMOND L.L.C. 1, a Delaware limited liability company, on behalf of said company.

         Given under my hand and seal of office the day and year last above written.

               ELLEN KURTZ                  /s/ Ellen Kurtz
       Notary Public, State of NY       --------------------------------
      Nassau County # 01KU5072377       Notary Public, State of New York
       Commission Expires: 01/27/03
                                              Ellen Kurtz
                                        --------------------------------
                                            Printed Name of Notary


My Commission Expires:


----------------------------

                    ACKNOWLEDGMENT FOR SUBSTITUTE INDEMNITOR

STATE OF NY               )
                          )
                          )
COUNTY OF NASSAU          )

         On this 20th day of September, 2001, personally came Brenda J. Walker as V.P. of Cedar Income Fund, Ltd., a Maryland corporation, sole general partner of CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership, on behalf of said partnership.

         Given under my hand and seal of office the day and year last above written.


               ELLEN KURTZ                  /s/ Ellen Kurtz
       Notary Public, State of NY       --------------------------------
      Nassau County # 01KU5072377       Notary Public, State of New York
       Commission Expires: 01/27/03
                                              Ellen Kurtz
                                        --------------------------------
                                            Printed Name of Notary


My Commission Expires:


----------------------------

ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                        PAGE 15

                          ACKNOWLEDGMENT FOR BORROWER


STATE OF New York       )
                        )
COUNTY OF Westchester   )

         On this 21st day of September, 2001, personally came Andrew Hascoe and acknowledged to me that he executed the within and foregoing instrument in his capacity as president of Port Richmond Land, Inc., a New York corporation, managing member of PORT RICHMOND ASSOCIATES LLC, a New York limited liability company, on behalf of said company.

         Given under my hand and seal of office the day and year last above written.


                                      /s/ Sheila M. DuPell
                                 -----------------------------------------------
                                 Notary Public, State of New York

                                          SHEILA M. DUPELL
My Commission Expires:           Notary Public, State of New York
                                            No. 4998045
       6-22-02                   Qualified in Westchester County
------------------------         Commission Expires June 22, 2002
                                 -----------------------------------------------
                                 Printed Name of Notary

ACKNOWLEDGMENT FOR ORIGINAL INDEMNITOR:

STATE OF New York      )
                       )
COUNTY OF Westchester  )

         On this 21st day of September, 2001, personally came ANDREW B. HASCOE, an individual and acknowledged to me that he executed the within and foregoing instrument in his individual capacity.

         Given under my hand and seal of office the day and year last above written


                             /s/ Sheila M. DuPell
                           -----------------------------------------------
                            Notary Public, State of New York

                            Sheila M. DuPell
                           ------------------------------------------------
                            Printed Name of Notary

My Commission Expires:


         6-22-01
------------------------------

ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                         PAGE 16

                                   EXHIBIT "A"
                                       To
                  Assignment, Assumption and Consent to Assumption

        The following described Loan Documents which, if recorded, are recorded as indicated below:

        1. Promissory Note dated as of April 2, 1998, in the original principal amount of $12,000,000.00 from Borrower payable to the order of Original Lender (the "Note").

        2. Mortgage and Security Agreement dated as of April 2, 1998, from Borrower to Original Lender, which was recorded in the Official Records of the Recorder of Deeds of Philadelphia County, Pennsylvania on April 8, 1998 in Mortgage Book JTD 1177, Page 419 (the "Security Instrument") covering the following described real property (the "Land") as follows:

         See Exhibit A-1 attached hereto and made a part hereof for all purposes;

and the property described in the Security Instrument (collectively, the "Property").

        3. Assignment of Leases and Rents ("Assignment of Leases") dated as of April 2, 1998, executed by Borrower for the benefit of Original Lender which was recorded on April 8, 1998, in the Official Records of the Recorder of Deeds of Philadelphia County, Pennsylvania in Deed Book JTD 639, Page 194.

        4. Financing Statement from Borrower in favor of Original Lender which was recorded on April 8, 1998, in the Official Records of Recorder of Deeds of Philadelphia County, Pennsylvania in Book JTD 486, Page 581.

         5. Financing Statement from Borrower in favor of Original Lender which was recorded on April 15, 1998, with the Prothonotary of Philadelphia County, Pennsylvania as Instrument No. 98-2075.

         6. Financing Statement from Borrower in favor of Original Lender which was recorded with the Pennsylvania Secretary of State on April 13, 1998, as Instrument No. 28791077.

         7. Environmental Indemnity Agreement ("Environmental Agreement") dated as of April 2, 1998, executed by Original Indemnitor in favor of Original Lender.

         8. Replacement Reserve and Security Agreement ("Replacement Reserve Agreement") dated as of April 2, 1998, executed by Borrower in favor of Original Lender.

         9. Assignment of Agreements, Permits and Contracts dated as of April 2, 1998, executed by Borrower in favor of Original Lender.

ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                         PAGE 17

                                 EXHIBIT "A-1"
                                       To
                Assignment, Assumption and Consent to Assumption

[Legal description of the Land]

ALL THAT CERTAIN parcel of land situate in the Thirty-first Ward of the City of Philadelphia and Commonwealth of Pennsylvania as shown on a plan prepared by Joseph J. Feldman & Associates entitled Existing Conditions Plan, dated July 25, 1989, last revised May 31, 1990, and being more particularly described, as follows:

BEGINNING at a point of intersection between the westerly line of Cumberland Street (60 feet wide) and the northerly line of Salmon Street 40 feet wide; thence

(1) along said line of Salmon Street South 41 degrees 29 minutes 03 seconds West a distance of 340.80 feet to a point on the westerly line of York Street (50' wide) thence;

(2) North 48 degrees 30 minutes 57 seconds West a distance of 7.11 feet to a point; thence

(3) along a curve to the right having a radius o 2267.957 for an arc distance of
50.237 feet to a point; thence

(4) South 67 degrees 33 minutes 34 seconds West a distance of 577.172 feet to a point; thence

(5) North 48 degrees 30 minutes 57 seconds west a distance of 73.395 feet to a point; thence

(6) North 00 degrees 28 minutes 43 seconds West a distance of 201.406 feet to a point of curvature; thence

(7) along a curve to the right having a radius of 324.125 feet for an arc distance of 223.36 feet to a point of tangency; thence

(8) North 50 degrees 59 minutes 43 seconds West a distance 17.952 feet to a point on the southerly line of Aramingo Avenue (variable width); thence

(9) along said line of Aramingo Avenue North 39 degrees 00 minutes 17 seconds East a distance of 221.195 feet to a point within a 50 feet wide drainage right-of-way; thence

(10) still along line of Aramingo Avenue North 57 degrees 35 minutes 34 seconds East a distance of 470.577 feet to a point of curvature; thence

(11) along a curve to the right having a radius of 15.00 feet for an arc distance of 23.562 feet to a point on the aforementioned line of Cumberland Street; thence

ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                         PAGE 18

                                 EXHIBIT "A-1" continued

(12) along said tine of Cumberland Street South 32 degrees 24 minutes 26 seconds East a distance of 470.088 feet to a point on the aforementioned line of Salmon Street and the first mentioned point and place of beginning.

BEING KNOWN AS 2401 Aramingo Avenue, 2401 Aramingo Avenue (Unit B), 2220 Richmond Street (Unit A) and 2220 Richmond Street (Unit B)

BEING THE SAME PREMISES which Urban Center Associates Limited Partnership by Deed dated September 30, 1996 and recorded December 26, 1996 in Deed Book JTD 185 page 484.

ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                         PAGE 19

                            EXHIBIT "A-1" continued

[Legal Description of the Ground Lease]


Description of land to be leased to PORT RICHMOND VILLAGE ASSOCIATES Under I-95, Richmond Street, York Street, Aramingo Street


BEGINNING at a point at the intersection of the S.W. side of York Street (50' wide) and the N.W. side of Richmond Street (120' wide), thence S 41(degree) 29'03" W along said side of Richmond Street 100'-4 1/4" to a point on the south right of way line of Delaware Expressway L.R. 1000; thence along the following eleven courses and distance along the south right of way line

      1) line curving to the right with a radius to 2303'-4 1/2" and an arc distance of 191'-3 1/4" to a point of tangent
      2)  S 57(degree)35'34" E 32'-3/8" to a point
      3) S 48(degree)30'57" E 54'-3 1/4" to a point on the N.W. side of Richmond St.
      4) S 41(degree)29'03" W 35'-9 1/8" to the intersection of Girard Ave. and Richmond St.
      5)  N 48(degree)30'57" W 64'-7 1/8" to a point
      6)  S 57(degree)35'34" W 69'-3/8" to a point
      7)  S 41(degree)29'03" W 17'-3 7/8" to a point
      8)  N 48(degree)30'57" W 5'-7 1/8" to a point
      9)  S 37(degree)19'283" W 50'3 1/2" to a point
      10) S 48(degree)30'57" E 7'-8 1/8" to a point
      11) S 41(degree)29'03" W 135'-1 1/4" to a point on the N.E. side of Norris St.(60' wide);
thence, N 48(degree)30'57" W along the said side of Norris St. produced 316'- 1/4" to a point; thence N 22(degree)26'28" W, 133'-3 5/8" to a point on the north side of the right of way line of the Delaware Expressway; thence, along said side of Delaware Expressway the three following courses and distances
     1)S 48(degree)30'57" E 73'-4 3/4" to a point
      2)N 67(degree)33'34" E 577'-2" to a point of curve
      3)along a line curving to the left with a radius of 2267'-11 1/2" and an arc distance of 50'-2 7/8" to a point on the S.W. side of York Street; thence S 48(degree)30'57" E along said side of York Street 165'-1 3/8" to the point and place of beginning.

Subject to columns and piers for I-95 and ramps; limiting air easements; Girard Avenue approachment and existing embankment slopes; and utilities the parcel.






ASSIGNMENT, ASSUMPTION AND CONSENT TO ASSUMPTION                         PAGE 20
------------------------------------------------